LINCOLN NATIONAL MANAGED FUND, INC. SUPPLEMENT DATED DECEMBER 31, 2000, TO
 THE PROSPECTUS DATED MAY 1, 2000 AS SUPPLEMENTED MAY 1,2000 AND SEPTEMBER 30,
                                      2000


     This supplement describes certain changes to the Prospectus for Lincoln National Managed Fund, Inc. ("fund"). Please read this supplement and retain it with your Prospectus for reference. Under the section titled "Investment advisor and portfolio manager" on page M-7, the following paragraphs should be added after the fifth paragraph:

     "On or about January 1, 2001, the investment capabilities of Lincoln Investment and Vantage will be integrated into Delaware Management Business Trust ("Delaware"). Delaware is a multi-series business trust that is registered with the SEC as an investment adviser. Like Lincoln Investments and Vantage, Delaware is a wholly owned indirect subsidiary of Lincoln National Investments, Inc., and ultimately of Lincoln National Corporation. The address of Delaware is 2005 Market Street, Philadelphia, PA 19103.

     As a result of the integration, the fund will be advised by the Delaware Lincoln Investment Advisers series of Delaware. The fund will no longer have a sub-advisor. The integration is not expected to result in any changes in the investment personnel providing services to the fund. Lincoln Investment and Vantage will cease to exist as corporate entities after the integration.

     Lincoln Investments and Vantage have concluded that the integration with its affiliate, Delaware, will not result in an "assignment" of the advisory or sub-advisory agreements that would require shareholder approval under the Investment Company Act of 1940,
     as  amended.  The fund's  Board of  Directors investment   advisory  and
     sub-advisory arrangements on November 13, 2000."


PLEASE READ AND KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS